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                                                      EXHIBIT 23

                     [LETTERHEAD OF DELOITTE & TOUCHE LLP]


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-17157, 33-26977, 33-36379 and 33-50746 of Computer Sciences Corporation on Form S-8 of our report dated May 26, 1995 appearing in this Annual Report on Form 10-K of Computer Sciences Corporation for the year ended March 31, 1995.

DELOITTE & TOUCHE LLP

Los Angeles, California

June 27, 1995